Exhibit 10.4.1

FIRST AMENDMENT TO

LEASE AGREEMENT

This First Amendment to Lease Agreement (the “Amendment”) is made this 3rd day of April, 2012 between Exelon Generation Company, LLC, a Pennsylvania limited liability company (“Landlord”) and ZionSolutions, LLC, a Delaware limited liability company (“Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of September 1, 2010 (the “Original Lease”) pursuant to which Landlord leased to Tenant and Tenant leased from Landlord the Premises (as defined in the Original Lease) which is comprised of certain land located in Lake County, Illinois together with two nuclear generating stations and other associated and ancillary facilities more particularly described in the Original Lease; and

WHEREAS, Landlord and Tenant desire to amend the Original Lease (a) to provide for an updated schedule for the removal of certain major equipment that Tenant is obligated to remove from the Premises and (b) to clarify the timing of the reimbursement of certain property taxes.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree to amend the Original Lease as follows:

1.                                      Definitions.  (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed in the Original Lease.

(b)                                 All references to the term “Lease” contained herein or in the Original Lease shall mean and refer to the Original Lease as amended by this Amendment.

2.                                      Reimbursement by Landlord of Certain Property Taxes.  Section 5.5 of the Original Lease is hereby amended by deleting the penultimate sentence in its entirety and inserting the following in its stead: “All of Landlord’s obligations to reimburse Tenant in respect of property taxes as set forth in this Section 5.5 shall be prorated for partial years and shall be payable in two installments on June 1 and October 1 in each year during the Lease Term.”

3.                                      Exhibit D.  Exhibit D attached to the Original Lease is deleted in its entirety and Exhibit D attached hereto and made a part hereof is inserted in its stead.

4.                                      Site Restoration Milestones.  Section 6.2(b) of the Original Lease is hereby deleted in its entirety and the following is inserted in its stead:

(b)                                 Tenant shall complete the removal of (i) the major equipment identified as 66 Month Equipment on Exhibit D within 66 months after the Leased Commencement Date and (ii) the major equipment identified as 82 Month Equipment on Exhibit D within 82 months after the Lease Commencement Date; and

5.                                      Miscellaneous.  Except as modified herein, the Original Lease and all of the terms and provisions thereof shall remain unmodified and in full force and effect as originally written.  In the event of any conflict or inconsistency between the provisions of the Original Lease and this Amendment, the provisions of this Amendment shall control.  The recitals set forth above in this Amendment are hereby incorporated by this reference.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective beneficiaries, successors and assigns.

6.                                      Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute one and the same document.  Faxed signatures shall have the same binding effect as original signatures.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:

EXELON GENERATION COMPANY, LLC,
a Pennsylvania limited liability company

By:	/s/ Carol R. Peterson
Name:	Carol R. Peterson
Title:	Vice President

TENANT:

ZIONSOLUTIONS, LLC, a Delaware limited liability company

By:	/s/ Patrick Daly
Name:	Patrick Daly
Title:	Senior Vice President

EXHIBIT D

LIST OF MAJOR EQUIPMENT TO BE REMOVED FROM THE PREMISES

66 Month Equipment

•                  Reactor Vessels

•                  Reactor Vessel Internals

•                  Primary loop piping, valves, and pumps (including reactor coolant pumps and motors)

•                  Steam Generators

•                  Pressurizers

•                  4 residual heat exchangers and related piping

82 Month Equipment

•                  Turbine/generators

•                  Main Condensers

•                  Secondary loop piping, valves, and pumps (including feedwater pumps and motors)

•                  Turbine Stop Valves

•                  Heat Exchangers

•                  Secondary loop Heat Exchangers (moisture separator reheaters and feedwater reheaters)

•                  4 Main power transformers

D-1